                                                                    EXHIBIT 99.9

================================================================================

                       SWAP COUNTERPARTY RIGHTS AGREEMENT

                                      AMONG

                                 CITIBANK, N.A.,
                              AS SWAP COUNTERPARTY

                  CAPITAL AUTO RECEIVABLES ASSET TRUST 2007-SN1

                                    GMAC LLC,
                       AS SERVICER AND TRUST ADMINISTRATOR

                          CAPITAL AUTO RECEIVABLES LLC,

                        CENTRAL ORIGINATING LEASE TRUST,

                    THE BANK OF NEW YORK TRUST COMPANY N.A.,
                              AS INDENTURE TRUSTEE

                                       AND

                      DEUTSCHE BANK TRUST COMPANY DELAWARE,
                                AS OWNER TRUSTEE

                            DATED AS OF June 7, 2007

================================================================================

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS......................................................    1
   Section 1.01 Definitions................................................    1

ARTICLE II LIMITATIONS ON CARAT'S OR COLT'S CONSOLIDATION, MERGER OR SALE
           OF ASSETS; LIMITATIONS ON PAYMENT TO NOTEHOLDERS OR CERTIFICATE
           HOLDERS.........................................................    1

   Section 2.01 Consolidation or Merger; Sale or Disposition of Assets or
                Property...................................................    1
   Section 2.02 Payment to Noteholders or Certificateholders...............    2

ARTICLE III AMENDMENTS TO TRANSACTION DOCUMENTS............................    2
   Section 3.01 Amendments to Trust Sale and Administration Agreement......    2
   Section 3.02 Amendments to Trust Agreement..............................    3
   Section 3.03 Amendments to COLT Custodian Agreement.....................    3
   Section 3.04 CARAT Supplemental Indentures Without Consent of Primary
                Swap Counterparty..........................................    3
   Section 3.05 COLT Supplemental Indentures Without Consent of Primary
                Swap Counterparty..........................................    3
   Section 3.06 Amendments to COLT Servicing Agreement.....................    3
   Section 3.07 Amendments to COLT Sale and Contribution Agreement.........    3
   Section 3.08 Amendments to Declaration of Trust.........................    4

ARTICLE IV DELIVERY OF NOTICES AND REPORTS.................................    4
   Section 4.01 Notices of Replacement of Indenture Trustee................    4
   Section 4.02 Notices of Events of Default, Enforcement and
                Termination................................................    4
   Section 4.03 Notices of Amendment of the COLT Custodian Agreement.......    6
   Section 4.04 Notices of CARAT Supplemental Indentures...................    6
   Section 4.05 Notices of COLT Supplemental Indentures...................     6
   Section 4.06 Notices of Amendment of Trust Agreement....................    6
   Section 4.07 Notices of Amendment to Declaration of Trust...............    6
   Section 4.08 Notices of Amendment of the Trust Sale and Administration
                Agreement..................................................    7
   Section 4.09 Notices of Amendment of the COLT Servicing Agreement.......    7
   Section 4.10 Notices of Amendment of the COLT Sale and Contribution
                Agreement..................................................    7
   Section 4.11 Notices of Release of Property.............................    7
   Section 4.12 Notices of Release of Property.............................    7
   Section 4.13 Notices of Release of Collateral...........................    7
   Section 4.14 Notices of Release of COLT 2007-SN1 Trust Estate...........    7
   Section 4.15 Notices of Assignment of the Trust Sale and
                Administration Agreement...................................    7
   Section 4.16 Notice of Optional Purchase of All COLT 2007-SN1 Secured
                Notes......................................................    7
   Section 4.17 Notice of Redemption of the CARAT 2007-SN1 Notes...........    7
   Section 4.18 Notices Generally..........................................    7
   Section 4.19 Delivery of Reports........................................    8

ARTICLE V MISCELLANEOUS....................................................    8
   Section 5.01 Notices....................................................    8
   Section 5.02 GOVERNING LAW..............................................    8
   Section 5.03 Binding Effect.............................................    9
   Section 5.04 Replacement of the Swap Counterparty.......................    9
   Section 5.05 Rights Under Other CARAT Basic Documents...................    9
   Section 5.06 Severability of Provisions.................................    9
   Section 5.07 Assignment.................................................    9
   Section 5.08 Amendments.................................................    9
   Section 5.09 Headings...................................................    9
   Section 5.10 Counterparts...............................................    9
   Section 5.11 Limitation of Liability....................................    9
   Section 5.12 Termination................................................   10

     THIS SWAP COUNTERPARTY RIGHTS AGREEMENT, dated as of June 7, 2007 (this "Agreement"), is among CITIBANK, N.A., as Swap Counterparty (the "Primary Swap Counterparty"), CAPITAL AUTO RECEIVABLES ASSET TRUST 2007-SN1, a Delaware statutory trust ("CARAT"), GMAC LLC, a Delaware limited liability company, as Servicer and Trust Administrator ("GMAC"), CAPITAL AUTO RECEIVABLES LLC., a Delaware limited liability company ("CARI"), CENTRAL ORIGINATING LEASE TRUST, a Delaware statutory trust ("COLT"), THE BANK OF NEW YORK TRUST COMPANY, N.A., not in its individual capacity but solely as CARAT Indenture Trustee and COLT Indenture Trustee (the "Indenture Trustee"), and DEUTSCHE BANK TRUST COMPANY DELAWARE, a Delaware banking corporation, not in its individual capacity but solely as CARAT Owner Trustee and COLT Owner Trustee (the "Owner Trustee").

     WHEREAS, as of the date hereof, CARAT has entered into the Interest Rate Swap with the Primary Swap Counterparty;

     WHEREAS, the parties intend in this Agreement to enumerate certain rights of the Primary Swap Counterparty.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.01 Definitions. Capitalized terms used and not otherwise defined in this Agreement are defined in and shall have the respective meanings assigned them in Part I of Appendix A to the Trust Sale and Administration Agreement dated as of the date hereof, among GMAC, CARI, and CARAT, as it may be amended, supplemented or modified from time to time (the "Trust Sale and Administration Agreement") and if not defined therein, then in Part I of Exhibit A to the COLT 2007-SN1 Servicing Agreement dated as of the date hereof, among GMAC, COLT Indenture Trustee and COLT, as it may be amended, supplemented or modified from time to time (the "COLT Servicing Agreement"). All references herein to Articles and Sections are to Articles or Sections of other CARAT Basic Documents or COLT 2007-SN1 Basic Documents unless otherwise specified. The rules of construction set forth in Part II of Appendix A to the Trust Sale and Administration Agreement and in Part II of Exhibit A to the COLT Servicing Agreement shall be applicable to this Agreement.

                                   ARTICLE II
            LIMITATIONS ON CARAT'S OR COLT'S CONSOLIDATION, MERGER OR
  SALE OF ASSETS; LIMITATIONS ON PAYMENT TO NOTEHOLDERS OR CERTIFICATE HOLDERS

     Section 2.01 Consolidation or Merger; Sale or Disposition of Assets or Property

          (a) CARAT shall not consolidate or merge with or into any other Person, unless CARAT shall have delivered to the Indenture Trustee and the Primary Swap Counterparty an Officer's Certificate and an Opinion of Counsel addressed to CARAT, each stating that such consolidation or merger and related supplemental indenture shall have no material adverse tax consequence to the Primary Swap Counterparty.

          (b) Except as otherwise expressly permitted by the COLT Indenture or the other COLT 2007-SN1 Basic Documents, COLT shall not consolidate or merge with or into any other Person, unless COLT shall have delivered to the Indenture Trustee and the Primary Swap Counterparty an Officer's Certificate and an Opinion of Counsel addressed to COLT, each stating that such consolidation or merger and related supplemental indenture shall have no material adverse tax consequence to the Primary Swap Counterparty.

          (c) Except as otherwise expressly permitted by the CARAT Indenture or the other CARAT Basic Documents, CARAT shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets, including those included in the CARAT Trust Estate, to any Person, unless CARAT shall have delivered to the Indenture Trustee and the Primary Swap Counterparty an Officer's Certificate and an Opinion of Counsel addressed to CARAT, each stating that such sale, conveyance, exchange, transfer or disposition and related supplemental indenture shall have no material adverse tax consequence to the Primary Swap Counterparty.

          (d) Except as otherwise expressly permitted by the COLT Indenture or the other COLT 2007-SN1 Basic Documents, COLT shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets, including those included in the COLT 2007-SN1 Trust Estate, to any Person, unless COLT shall have delivered to the Indenture Trustee and the Primary Swap Counterparty an Officer's Certificate and an Opinion of Counsel addressed to COLT, each stating that such sale, conveyance, exchange, transfer or disposition and related supplemental indenture shall have no material adverse tax consequence to the Primary Swap Counterparty.

     Section 2.02 Payment to Noteholders or Certificateholders. At any time that CARAT, the CARAT Indenture Trustee or any other Person under any CARAT Basic Document shall make any payment or distribution to any CARAT 2007-SN1 Noteholder or CARAT 2007-SN1 Certificateholder out of the funds in the CARAT Collection Account or out of funds realized upon any sale or liquidation (in whole or in part) of the Collateral pursuant to Article V of the CARAT Indenture, such payment (an "Investor Payment") shall not be made unless the Primary Swap Counterparty has received any and all payments that it is entitled to receive pursuant to Sections 4.05(b) and 8.01(b) of the Trust Sale and Administration Agreement (or funds have been set aside for the purpose of making such payments) in priority to such Investor Payment or on a parity with such Investor Payment pursuant to the terms of such provisions.

                                  ARTICLE III
                       AMENDMENTS TO TRANSACTION DOCUMENTS

     Section 3.01 Amendments to Trust Sale and Administration Agreement. The Trust Sale and Administration Agreement may be amended, modified or supplemented from time to time by CARI, GMAC and the Owner Trustee in the manner specified by
Section 9.01(a) of the Trust Sale and Administration Agreement; provided, however, that no such amendment, modification or supplement shall be made unless either (A) the Primary Swap Counterparty consents in writing to such amendment, modification or supplement or (B) the amendment, modification or supplement will, as evidenced by an Opinion of Counsel, have no material adverse effect on the interests of the Primary Swap Counterparty.

     Section 3.02 Amendments to Trust Agreement. The Owner Trustee shall furnish notice to the Primary Swap Counterparty and to each of the Rating Agencies prior to obtaining consent to any proposed amendment, modification or supplement under
Section 8.1 of the Trust Agreement; provided, however, that no amendment, modification or supplement shall be made unless either (A) the Primary Swap Counterparty consents in writing to such amendment, modification or supplement or (B) the amendment, modification or supplement will, as evidenced by an Opinion of Counsel, have no material adverse effect on the interests of the Primary Swap Counterparty.

     Section 3.03 Amendments to COLT Custodian Agreement. The COLT Custodian Agreement may be amended, modified or supplemented pursuant to Section 9(b) thereof; provided, however, that no such amendment, modification or supplement shall be made unless either (A) the Primary Swap Counterparty consents in writing to such amendment, modification or supplement or (B) such amendment, modification or supplement will, as evidenced by an Opinion of Counsel, have no material adverse effect on the interests of the Primary Swap Counterparty.

     Section 3.04 CARAT Supplemental Indentures Without Consent of Primary Swap Counterparty. No supplemental indenture shall be entered into under Section 9.1 of the CARAT Indenture unless either (A) the Primary Swap Counterparty consents in writing to such supplemental indenture or (B) such supplemental indenture will, as evidenced by an Opinion of Counsel, have no material adverse effect on the interests of the Primary Swap Counterparty.

     Section 3.05 COLT Supplemental Indentures Without Consent of Primary Swap Counterparty. No supplemental indenture shall be entered into under Section 9.1 of the COLT Indenture unless either (A) the Primary Swap Counterparty consents in writing to such supplemental indenture or (B) such supplemental indenture will, as evidenced by an Opinion of Counsel, have no material adverse effect on the interests of the Primary Swap Counterparty.

     Section 3.06 Amendments to COLT Servicing Agreement. The COLT Servicing Agreement may be amended, modified or supplemented pursuant to Section 7.01(a) thereof; provided, however, that no such amendment, modification or supplement shall be made unless either (A) the Primary Swap Counterparty consents in writing to such amendment, modification or supplement or (B) such amendment, modification or supplement will, as evidenced by an Opinion of Counsel, have no material adverse effect on the interests of the Primary Swap Counterparty.

     Section 3.07 Amendments to COLT Sale and Contribution Agreement. The COLT Sale and Contribution Agreement may be amended, modified or supplemented pursuant to Section 6.01(a) thereof; provided, however, that no such amendment, modification or supplement shall be made unless either (A) the Primary Swap Counterparty consents in writing to such amendment, modification or supplement or (B) such amendment, modification or supplement will, as evidenced by an Opinion of Counsel, have no material adverse effect on the interests of the Primary Swap Counterparty.

     Section 3.08 Amendments to Declaration of Trust. The Owner Trustee shall furnish notice to the Primary Swap Counterparty and to each of the Rating Agencies prior to obtaining consent to any proposed amendment, modification or supplement under Section 8.4 of the Declaration of Trust or under Section 11.1(b) of COLT 2007-SN1 Supplement to the Declaration of Trust; provided, however, that no amendment, modification or supplement shall be made unless either (A) the Primary Swap Counterparty consents in writing to such amendment, modification or supplement or (B) the amendment, modification or supplement will, as evidenced by an Opinion of Counsel, have no material adverse effect on the interests of the Primary Swap Counterparty.

                                   ARTICLE IV
                         DELIVERY OF NOTICES AND REPORTS

     Section 4.01 Notices of Replacement of Indenture Trustee. (a) The CARAT Indenture Trustee shall provide the Primary Swap Counterparty with a copy of any notice of its intent to resign delivered pursuant to Section 6.8(a) of the CARAT Indenture.

          (b) The COLT Indenture Trustee shall provide the Primary Swap Counterparty with a copy of any notice of its intent to resign delivered pursuant to Section 6.8(a) of the COLT Indenture.

          (c) A successor CARAT Indenture Trustee shall deliver to the Primary Swap Counterparty a copy of any acceptance under Section 6.8(c) of the CARAT Indenture.

          (d) A successor COLT Indenture Trustee shall deliver to the Primary Swap Counterparty a copy of any acceptance under Section 6.8(c) of the COLT Indenture.

     Section 4.02 Notices of Events of Default, Enforcement and Termination.

          (a) The Paying Agent for the CARAT 2007-SN1 Notes shall give the Primary Swap Counterparty notice of any default by CARAT (or any other obligor upon the CARAT 2007-SN1 Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the CARAT 2007-SN1 Notes.

          (b) CARAT shall deliver to the Primary Swap Counterparty a copy of any notice it shall deliver pursuant to Section 3.7(d) of the CARAT Indenture in respect of the occurrence of a Trust Administrator Default under the Trust Sale and Administration Agreement.

          (c) COLT shall deliver to the Primary Swap Counterparty a copy of any notice it shall deliver pursuant to Section 3.7(d) of the COLT Indenture in respect of the occurrence of a Servicer Default under the COLT Servicing Agreement.

          (d) CARAT shall give the Primary Swap Counterparty prompt written notice of each CARAT Event of Default under the CARAT Indenture, each Trust Administrator Default, each default on the part of CARI of its obligations under the Trust Sale and Administration Agreement and each default on the part of GMAC of its obligations under the Pooling and Administration Agreement.

          (e) COLT shall give the Primary Swap Counterparty prompt written notice of each Event of Default under the COLT Indenture, each Servicer Default under the COLT Servicing Agreement and each default on the part of GMAC of its obligations under the COLT Sale and Contribution Agreement.

          (f) CARAT shall deliver to the Primary Swap Counterparty, within five Business Days after learning of the occurrence thereof, a copy of the written notice in the form of an Officer's Certificate delivered to the CARAT Indenture Trustee, of any event which with the giving of notice and the lapse of time would become a CARAT Event of Default under Section 5.1(c) of the CARAT Indenture, its status and what action CARAT is taking or proposes to take with respect thereto.

          (g) COLT shall deliver to the Primary Swap Counterparty, within five Business Days after learning of the occurrence thereof, a copy of the written notice in the form of an Officer's Certificate delivered to the COLT Indenture Trustee, of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.1(c) of the COLT Indenture, its status and what action COLT is taking or proposes to take with respect thereto.

          (h) If a CARAT Event of Default should occur and be continuing under the CARAT Indenture, and the CARAT Indenture Trustee or the requisite percentage of the Holders of the CARAT 2007-SN1 Notes declare all of the notes immediately due and payable pursuant to Section 5.2(a) of the CARAT Indenture, then the CARAT Indenture Trustee shall give prompt written notice thereof to the Primary Swap Counterparty.

          (i) If an Event of Default should occur and be continuing under the COLT Indenture, and the COLT Indenture Trustee or the requisite percentage of the Holders of the COLT 2007-SN1 Secured Notes declare all of the notes immediately due and payable pursuant to Section 5.2(a) of the COLT Indenture, then the COLT Indenture Trustee shall give prompt written notice thereof to the Primary Swap Counterparty.

          (j) The CARAT Indenture Trustee shall promptly give to the Primary Swap Counterparty written notice of any waiver pursuant to Section 5.12 of the CARAT Indenture.

          (k) The COLT Indenture Trustee shall promptly give to the Primary Swap Counterparty written notice of any waiver pursuant to Section 5.12 of the COLT Indenture.

          (l) The CARAT Indenture Trustee shall promptly provide to the Primary Swap Counterparty written notice of each request for action that is made and direction received pursuant to Section 5.16 of the CARAT Indenture, with respect to the exercise of the CARAT Indenture Trustee's powers to compel performance or enforce the obligations of the parties under the CARAT Basic Documents.

          (m) The COLT Indenture Trustee shall promptly provide to the Primary Swap Counterparty written notice of each request for action that is made and direction received pursuant to Section 5.16 of the COLT Indenture, with respect to the exercise of the COLT Indenture Trustee's powers to compel performance or enforce the obligations of the parties under the COLT 2007-SN1 Basic Document.

          (n) The CARAT Indenture Trustee shall mail to the Primary Swap Counterparty any notice of Default which the CARAT Indenture Trustee mails to CARAT 2007-SN1 Noteholders pursuant to Section 6.5 of the CARAT Indenture.

          (o) The COLT Indenture Trustee shall mail to the Primary Swap Counterparty any notice of Default which the COLT Indenture Trustee mails to COLT 2007-SN1 Secured Noteholders pursuant to Section 6.5 of the COLT Indenture.

          (p) The Trust Administrator shall deliver to the Primary Swap Counterparty promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Trust Administrator Default under Section 7.01 of the Trust Sale and Administration Agreement.

          (q) The Servicer shall deliver to the Primary Swap Counterparty promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 5.01 of the COLT Servicing Agreement.

          (r) Notice of any termination of trust, with respect to either CARAT or COLT, shall be given by the Trust Administrator to the Primary Swap Counterparty as soon as practicable after the Trust Administrator has received notice thereof.

     Section 4.03 Notices of Amendment of the COLT Custodian Agreement. Promptly after the execution of an amendment to, or consent under, the COLT Custodian Agreement, the Custodian shall furnish written notification of the substance of such amendment or consent to the Primary Swap Counterparty.

     Section 4.04 Notices of CARAT Supplemental Indentures. Promptly after the execution of an indenture supplemental to, or consent under, the CARAT Indenture, the CARAT Indenture Trustee shall furnish written notification of the substance of such amendment or consent to the Primary Swap Counterparty.

     Section 4.05 Notices of COLT Supplemental Indentures. Promptly after the execution of an indenture supplemental to, or consent under, the COLT Indenture, the COLT Indenture Trustee shall furnish written notification of the substance of such amendment or consent to the Primary Swap Counterparty.

     Section 4.06 Notices of Amendment of Trust Agreement. Promptly after the execution of an amendment to, or consent under, the Trust Agreement, the CARAT Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Primary Swap Counterparty.

     Section 4.07 Notices of Amendment to Declaration of Trust. Promptly after the execution of an amendment to, or consent under, the Declaration of Trust or the COLT 2007-SN1 Supplement to the Declaration of Trust, the COLT Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Primary Swap Counterparty.

     Section 4.08 Notices of Amendment of the Trust Sale and Administration Agreement. Promptly after the execution of an amendment to, or consent under, the Trust Sale and Administration Agreement, CARAT shall furnish written notification of the substance of such amendment or consent to the Primary Swap Counterparty.

     Section 4.09 Notices of Amendment of the COLT Servicing Agreement. Promptly after the execution of an amendment to, or consent under, the COLT Servicing Agreement, COLT shall furnish written notification of the substance of such amendment or consent to the Primary Swap Counterparty.

     Section 4.10 Notices of Amendment of the COLT Sale and Contribution Agreement. Promptly after the execution of an amendment to, or consent under, the COLT Sale and Contribution Agreement, COLT shall furnish written notification of the substance of such amendment or consent to the Primary Swap Counterparty.

     Section 4.11 Notices of Release of Property. The CARAT Indenture Trustee shall provide copies to the Primary Swap Counterparty of all of the documents received by it pursuant to Section 8.4(b) of the CARAT Indenture.

     Section 4.12 Notices of Release of Property. The COLT Indenture Trustee shall provide copies to the Primary Swap Counterparty of all of the documents received by it pursuant to Section 8.4(b) of the COLT Indenture.

     Section 4.13 Notices of Release of Collateral. The CARAT Indenture Trustee shall provide copies to the Primary Swap Counterparty of any document received by it pursuant to Section 2.9 of the CARAT Indenture with respect to the release of Collateral.

     Section 4.14 Notices of Release of COLT 2007-SN1 Trust Estate. The COLT Indenture Trustee shall provide copies to the Primary Swap Counterparty of any document received by it pursuant to Section 2.8 of the COLT Indenture with respect to the release of COLT 2007-SN1 Trust Estate.

     Section 4.15 Notices of Assignment of the Trust Sale and Administration Agreement. CARI shall provide to the Primary Swap Counterparty notice of any assignment of the Trust Sale and Administration Agreement made pursuant to
Section 9.06 thereof.

     Section 4.16 Notice of Optional Purchase of All COLT 2007-SN1 Secured Notes. The Servicer shall provide to the Primary Swap Counterparty notice of its optional to purchase all of the COLT 2007-SN1 Secured Notes made pursuant to
Section 8.01 of the Trust Sale and Administration Agreement.

     Section 4.17 Notice of Redemption of the CARAT 2007-SN1 Notes. The Trust Administrator shall provide to the Primary Swap Counterparty notice of redemption of the CARAT 2007-SN1 Notes made pursuant to Section 10.1 of the CARAT Indenture.

     Section 4.18 Notices Generally. Each of CARAT and COLT shall promptly transmit any notice received by it from any CARAT 2007-SN1 Noteholder or any COLT 2007-SN1 Secured Noteholder to the Primary Swap Counterparty. Each of the CARAT Indenture Trustee and COLT Indenture Trustee shall likewise promptly transmit any notice received by it from each such noteholder to the Primary Swap Counterparty.

     Section 4.19 Delivery of Reports. A copy of any report received by the CARAT Indenture Trustee pursuant to Section 7.4 of the CARAT Indenture shall, at the time it has been made available to CARAT 2007-SN1 Noteholders, be made available by the CARAT Indenture Trustee to the Primary Swap Counterparty.

          (a) The Trust Administrator shall deliver to the Primary Swap Counterparty a copy of the Report of Assessment of Compliance with Servicing Criteria required by Section 4.02(a) of the Trust Sale and Administration Agreement.

          (b) The Servicer shall deliver to the Primary Swap Counterparty a copy of the Report of Assessment of Compliance with Servicing Criteria required by
Section 2.17(a) of the COLT Servicing Agreement.

          (c) CARAT shall deliver to the Primary Swap Counterparty a copy of the Annual Statement of Compliance required by Section 3.9 of the CARAT Indenture.

          (d) COLT shall deliver to the Primary Swap Counterparty a copy of the Annual Statement of Compliance required by Section 3.9 of the COLT Indenture.

          (e) On each Determination Date, the Trust Administrator shall deliver to the Primary Swap Counterparty a copy of the Trust Administrator's Accounting required by Section 3.06 of the Pooling and Administration Agreement.

          (f) The Trust Administrator shall deliver to the Primary Swap Counterparty, promptly after the execution and delivery of the Trust Sale and Administration Agreement and of each amendment thereto, an Opinion of Counsel as required in Section 9.02 (j) thereof.

                                   ARTICLE V
                                 MISCELLANEOUS

     Section 5.01 Notices. All demands upon, notices to and communications with the Primary Swap Counterparty required hereunder shall be delivered in the manner specified for notices in the Interest Rate Swap, and all other demands upon, notices to and communications upon or to the other parties hereto shall be delivered as specified in Appendix B of the Trust Sale and Administration Agreement or in Part III of Exhibit A to the COLT Servicing Agreement.

     Section 5.02 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS BUT WITHOUT PREJUDICE TO THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF ITS GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 5.03 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of all of the parties hereto and their respective successors and assigns, including CARAT and COLT.

     Section 5.04 Replacement of the Swap Counterparty. In the event that the Primary Swap Counterparty resigns, is removed or otherwise replaced as Primary Swap Counterparty pursuant to the terms of the Interest Rate Swaps, the Triparty Contingent Assignment Agreement or the Contingent Interest Rate Swaps, its assignee or successor in interest thereunder shall automatically succeed to the interests of the Primary Swap Counterparty under this Agreement.

     Section 5.05 Rights Under Other CARAT Basic Documents. For the avoidance of doubt, no provision in this Agreement shall in any way waive or impair any right afforded to the Primary Swap Counterparty under any Interest Rate Swap or any other CARAT Basic Document.

     Section 5.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 5.07 Assignment. This Agreement may not be assigned by the Primary Swap Counterparty without the prior written consent of each of the other parties hereto, except as provided in Section 5.04 hereof.

     Section 5.08 Amendments. No change or amendment to this Agreement will be effective unless in writing and signed by all of the parties to this Agreement.

     Section 5.09 Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 5.10 Counterparts. This Agreement may be executed by the parties in separate counterparts (including by facsimile transmission), each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument.

     Section 5.11 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as owner trustee of CARAT and COLT, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of CARAT or COLT or the Owner Trustee is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the CARAT or COLT, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of CARAT or COLT or the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by CARAT or COLT under this Agreement or the other CARAT Basic Documents or COLT 2007-SN1 Basic Documents. For all purposes of this Agreement, in the performance of any duties or obligations of CARAT or COLT or the Owner Trustee hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of the terms and provisions of, the Trust Agreement.

     Section 5.12 Termination. This Agreement shall terminate with respect to the Interest Rate Swaps upon termination of the last Interest Rate Swap.

                                     * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Swap Counterparty Rights Agreement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                        CAPITAL AUTO RECEIVABLES ASSET
                                        TRUST 2007-SN1

                                        By: DEUTSCHE BANK TRUST COMPANY
                                            DELAWARE, not in its individual
                                            capacity but solely as CARAT Owner
                                            Trustee


                                        By: /s/ Irene Siegel
                                            ------------------------------------
                                        Name: Irene Siegel
                                        Title: Attorney-In-Fact


                                        By:  /s/ Aranka R. Paul
                                            ------------------------------------
                                        Name: Aranka R. Paul
                                        Title: Attorney-In-Fact


                                        DEUTSCHE BANK TRUST COMPANY DELAWARE,
                                        not in its individual capacity but
                                        solely as COLT Owner Trustee and CARAT
                                        Owner Trustee


                                        By: /s/ Irene Siegel
                                            ------------------------------------
                                        Name: Irene Siegel
                                        Title: Attorney-In-Fact


                                        By: /s/ Aranka R. Paul
                                            ------------------------------------
                                        Name: Aranka R. Paul
                                        Title: Attorney-In-Fact


                                        CITIBANK, N.A., as Swap Counterparty


                                        By: /s/ William J. Kloehn
                                            ------------------------------------
                                        Name: William J. Kloehn
                                        Title: Managing Director

                                       CARAT 2007-SN1 - Swap Counterparty Rights
                                                                       Agreement

                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., not in its individual capacity,
                                        but solely as COLT Indenture Trustee and CARAT Indenture Trustee


                                        By: /s/ Keith Richardson
                                            ------------------------------------
                                        Name: Keith Richardson
                                        Title: Vice President

                                        GMAC LLC


                                        By: /s/ C.J. Vannatter
                                            ------------------------------------
                                        Name: C.J. Vannatter
                                        Title: Director - Global Securitization


                                        CAPITAL AUTO RECEIVABLES LLC


                                        By: /s/ P.M. Surhigh
                                            ------------------------------------
                                        Name: P.M. Surhigh
                                        Title: Vice President


                                        CENTRAL ORIGINATING LEASE TRUST

                                        By: DEUTSCHE BANK TRUST COMPANY
                                            DELAWARE, not in its individual
                                            capacity but solely as COLT Owner
                                            Trustee


                                        By: /s/ Jenna Kaufman
                                            ------------------------------------
                                        Name: Jenna Kaufman
                                        Title: Attorney-In-Fact


                                        By: /s/ Aranka R. Paul
                                            ------------------------------------
                                        Name: Aranka R. Paul
                                        Title: Attorney-In-Fact